SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):

                                February 5, 2002

                               Aphton Corporation
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             (Exact name of registrant as specified in its charter)



           Delaware                     0-19122                 95-3640931
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(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                   Identification Number)



          444 Brickell Avenue, Suite 51-507, Miami, Florida 33131-2492
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               (Address of principal executive offices) (zip code)

                                 (305) 374-7338
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS.

          On February 4, 2002, Aphton Corporation (the "Company") entered into an underwriting agreement (the "Underwriting Agreement") with UBS Warburg LLC and Morgan Keegan & Co., Inc., as underwriters, with respect to the issuance and sale by the Company of an aggregate of 1,345,000 shares (the "Shares") of the Company's common stock, $0.001 par value. The Shares were issued pursuant to a Registration Statement on Form S-3 (File No. 333-72964) (the "Registration Statement") filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended. The Underwriting Agreement is filed as
Exhibit 1.1 hereto.



ITEM 7.   EXHIBITS.

          (c)    Exhibits.

                 1.1 Underwriting Agreement, dated February 4, 2002, among Aphton Corporation, UBS Warburg LLC and Morgan Keegan & Co., Inc., as underwriters.

                                   SIGNATURE

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        APHTON CORPORATION
                                        (Registrant)


                                        By:      /s/ Frederick W. Jacobs
                                            ------------------------------------
                                            Name: Frederick W. Jacobs
                                            Title: Vice President, Treasurer and
                                                        Chief Accounting Officer





Dated: February 5, 2002





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